[front cover]

[State Street logo] STATE STREET RESEARCH

STATE STREET RESEARCH
INTERNATIONAL EQUITY FUND

ANNUAL REPORT
October 31, 1995

[photo of man with umbrella running on the world]

WHAT'S INSIDE

From the President:
Most markets rewarded
investors

Portfolio Manager's Review:
Disappointing performance
for international stocks

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

FROM THE PRESIDENT

To Our Shareholders:

The markets continue to reward investors. U.S. stocks, U.S. bonds and overseas bonds have all enjoyed stellar returns over the past year. The one laggard has been international stocks.

For the twelve months ended October 31, 1995, the Standard & Poor's 500 Index, a common measure of U.S. stock market performance, provided a total return of +26.41%.(1) The Merrill Lynch Government Master Index, an indicator of U.S. bond market performance, provided a gain of +15.41% over the same time period--a very strong return for bonds.(1) International stocks, as measured by the Morgan Stanley EAFE Index, lost -0.37%.(1)

The benefits of long-term investing

The past 12 months clearly demonstrated the need to invest for the long term. In the U.S., 1994 was a difficult year, with the stock and bond markets dropping sharply. Overseas stock markets offered much better performance. This year, the situation is reversed, with the domestic stock market besting the international markets. We believe the best strategy is to remain patient and maintain a long-term outlook.

Have you reviewed your portfolio?

The new year can be a good time to review your portfolio with your investment representative. Are you fully diversified? Diversification can be a successful way to reduce the risk in your investment portfolio. Did your asset allocation change because of 1995's market performance? Your investment representative can help you answer these important questions.

Thank you for investing with State Street Research.

Sincerely,
/s/ Jeffrey J. Hodgman
Jeffrey J. Hodgman
President and Chief Executive Officer
November 30, 1995

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks. The Merrill Lynch Government Master Index is a commonly used indicator of bond market performance. The Morgan Stanley Europe, Australia, Far East Index is a commonly used measure of international stock market performance. The indices are unmanaged and do not take sales charges into account. Direct investment in the index is not possible; results are for illustrative purposes only.

(2)-11.09% for Class B shares; -10.16% for Class C shares; -11.09% for Class D shares.

(3)Investment result is based on a $10,000 investment in Class A shares at the maximum sales charge of 4.5% with reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(5)Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class includes periods prior to the adoption of class designations. Performance reflects up to a maximum 4.5% front-end or 5% contingent deferred sales charge. Performance prior to class designations in 1994 does not reflect annual 12b-1 fees of .25% for Class "A" shares and 1% for Class "B" and "D" shares, which will reduce subsequent performance.

-------------------------------------------------------------------------------
Fund Information (all data are for periods ended October 31, 1995, except where otherwise noted)
-------------------------------------------------------------------------------
Total value of $10,000 invested on
January 22, 1992(3,4,5)
(Class A shares, at maximum applicable sales charge)

[typeset representation of mountain chart in bottom left-hand column]

 1/92    9550
10/92    8389
10/93   12430
10/94   15213
10/95   13635

SEC Average Annual Compound Rates of Return for periods ended 9/30/95 (at maximum applicable sales charge)(4,5)

            Life of Fund
            (since 1/22/92)         1 Year
--------    ---------------    ----------------
Class A      +9.54%/+8.49%    -10.65%/-11.20%
--------      -------------     ---------------
Class B      +9.95%/+8.88%    -11.55%/-12.12%
--------      -------------     ---------------
Class C     +11.06%/+9.99%     -6.23%/-6.81%
--------      -------------     ---------------
Class D     +10.54%/+9.49%     -8.12%/-8.69%
--------      -------------     ---------------

Performance results for the Fund are increased by the investment manager's voluntary reduction of fees and expenses related to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

Average Annual Compound Rates of Return for periods ended 10/31/95 (at maximum applicable sales charge)(4,5)

             Life of Fund
            (since 1/22/92)       3 years             1 year
--------    ---------------   ---------------     ----------------
Class A      +8.55%/+7.52%    +15.79%/+14.99%    -14.41%/-14.95%
--------      -------------      -------------    ---------------
Class B      +8.90%/+7.84%    +16.35%/+15.53%    -15.31%/-15.88%
--------      -------------      -------------    ---------------
Class C     +10.03%/+8.98%    +17.78%/+16.96%    -10.16%/-10.72%
--------      -------------      -------------    ---------------
Class D      +9.52%/+8.48%    +17.08%/+16.27%    -11.94%/-12.50%
--------      -------------      -------------    ---------------

Cumulative Total Returns for periods ended 10/31/95
(do not reflect sales charge)(4)

             Life of Fund
            (since 1/22/92)       3 years             1 year
--------    ---------------   ---------------     ----------------
Class A     +42.77%/+37.73%   +62.54%/+59.20%    -10.38%/-10.94%
--------      -------------      -------------    ---------------
Class B     +40.98%/+36.00%   +60.50%/+57.20%    -11.09%/-11.66%
--------      -------------      -------------    ---------------
Class C     +43.51%/+38.40%   +63.38%/+59.98%    -10.16%/-10.72%
--------      -------------      -------------    ---------------
Class D     +40.98%/+36.00%   +60.50%/+57.20%    -11.09%/-11.66%
--------      -------------      -------------    ---------------

PORTFOLIO MANAGER'S REVIEW

International Equity Fund's portfolio manager is GFM International Investors Limited, a London-based money manager and indirect subsidiary of MetLife.

It was a difficult environment for international stocks over the past year. International Equity Fund's Class A shares provided a total return of -10.38% (does not reflect sales charge)(2) for the 12 months ended October 31, 1995. Over the same time period, Lipper Analytical Services' International Funds category provided an average return of -1.09% (does not reflect sales charge).

The Fund's disappointing performance was the result of weakness in Japan's stock market, a position in stocks of companies tied to raw materials, and volatile international currencies. It is important to note that performance for an international stock fund should be viewed over a longer time period, not simply over the short term. For the three years ended October 31, International Equity Fund solidly outperformed its Lipper category.

Mixed performance in Europe

The Germany and UK markets turned in respectable performance over the past 12 months. French stocks have been disappointing since the Presidential elections in August. The Fund's performance was hurt by its position in mid-cap (medium-sized) stocks. Mid-cap stocks provide more concentrated exposure to national markets, which helps provide greater diversification for investors' portfolios. Over the past year, however, the best performance was delivered by large, multinational corporations with more exposure to the U.S. market.

Difficult Japanese market

Entering 1994, Japan's stock market and consumer spending seemed poised to recover. However, the Kobe earthquake in January derailed any recovery, and domestic investors have remained on the sidelines. Despite disappointing performance in Japan, the Fund believed Japanese stocks offered attractive value throughout the year and retained a significant position there.

Raw materials stocks offered value

Much of the Fund's position in Canada and Australia was invested in the stocks of companies tied to mining and raw materials--gold and other metals, chemicals and agriculture. These stocks offered excellent value and were expected to benefit from declining supply and increasing demand driven by emerging market economies. Although at this point the markets have not recognized the potential for these stocks, they still offer strong value and the Fund remains committed to the strategy.

Fluctuating exchange rates

In Europe and Japan, political and economic uncertainty led to volatile currencies--which impacted local stock markets. Much of this fluctuation tends to be short-term in nature--as a result, International Equity Fund's portfolio was not "hedged" to protect it from changes in foreign currency exchange rates. GFM's long-term outlook is for a weaker dollar, which would benefit the Fund's unhedged portfolio.

Outlook

GFM believes International Equity Fund offers significant potential. Japan's economy appears poised for recovery, as cautious consumers begin to re-emerge after a difficult year. European stocks could benefit from interest rate cuts and corporate restructuring and cost-cutting, similar to what occurred in the United States over recent years. The portfolio also maintains positions in raw materials stocks, where there is a continuing imbalance of supply and demand.

[typeset representation of bar chart in lower left-hand column]

5 Largest Country Positions
(by percentage of net assets for country of issue)

United Kingdom   14.6%
Canada           10.3%
Japan            10.3%
Germany           8.5%
France            6.1%

Total net assets: 49.8%

Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the countries listed in this table.

10 Largest Equity Positions
(by percentage of net assets)

 1   Avocet Ventures       Tungsten and gold miner      Canada/UK          2.3%
 2   Waverley Mining       Mining/finance company       United Kingdom     1.9%
 3   Emtech                Technology/research firm     Canada/Ukraine     1.8%
 4   Alexon Group          Merchandising company        United Kingdom     1.3%
 5   Epicore Networks      Environmental firm           Canada             1.2%
 6   Prospect Japan Fund   Fund of small-cap stocks     Japan              1.1%
 7   Sumitomo Realty       Real estate developer        Japan              1.1%
 8   Western Mining        Mining, minerals producer    Australia          1.0%
 9   Black Hawk Mining     Gold and nickel miner        Canada             1.0%
10   Tokyo Tungsten        Metals producer              Japan              0.9%

These securities represent an aggregate of 13.6% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
Investment Portfolio
------------------------------------------------------------------------------
October 31, 1995
                                                                    Value
                                                     Shares        (Note 1)
------------------------------------------------     ---------   ------------
COMMON STOCKS 71.2%
Argentina 0.7%
Buenos Aires Embotelladora ADR                         25,300     $   578,737
                                                                   ----------
Australia 6.0%
Austpac Gold NL*                                    2,000,000         68,556
Coles Myer Ltd.                                        60,000        207,038
Elders Australia Ltd.                                 350,000        413,239
Gold Mines of Australia Ltd.*                       2,396,447        492,871
Henry Walker Group                                    140,000        179,159
ISR Group Ltd.*                                       815,000        788,429
MultiStack International                              272,899        185,009
Pima Mining NL*                                       500,000         41,895
QBE Insurance Group                                   105,200        464,778
Rhodes Mining NL*                                   2,000,000        228,519
Savage Resources*                                     600,000        434,186
Star Mining Corp.*                                  3,872,000        619,378
Sydney Aquarium Ltd.                                  145,250        241,198
Vanguard Petroleum Ltd.*                              615,000        154,593
Western Mining Corp.                                  140,000        897,928
                                                                   ----------
                                                                   5,416,776
                                                                   ----------
Austria 1.6%
Creditanstalt Bank AG                                   3,040        159,653
Flughafen Wien AG                                       2,500        160,582
OMV Handels AG                                          7,500        647,629
VA Stahl AG*                                           15,000        459,021
                                                                   ----------
                                                                   1,426,885
                                                                   ----------
Belgium 0.8%
D'ieteren Trading                                       3,000        238,424
UCB                                                       200        228,231
Union Miniere SA*                                       3,500        227,972
                                                                   ----------
                                                                     694,627
                                                                   ----------
Canada 10.3%
Advanced Material Resources Ltd.*                     750,000        380,654
Akiko Gold Resources Ltd.*                            545,500        219,861
Asia Pacific Resources Ltd.*                          100,000        365,726
Avocet Ventures Inc.*                                 637,500      2,079,322
Black Hawk Mining Inc.*                             1,565,000        887,744
Canadian Crew Energy Corp.*                           210,000        156,740
Epicore Networks Inc.*                                300,000      1,119,570
Eurogas Corp.*                                        375,000        237,910
Master Plan Mineral & Petroleum Development
  Corp.*                                            3,353,740        225,285
Nelson Gold Corp Ltd.*                                365,000        653,829
Princess Resource Ltd.*                               630,000        145,768
Reclamation Management Ltd.*                          150,000         10,076
SCC Resource Inc.*                                    500,000        279,893
Siam Trading Ltd.*                                    550,000        418,719
Tan Range Exploration Corp. Cl. A*                    922,000        385,371

Canada (cont'd)
TVI Pacific Inc.*                                     450,000     $  591,133
United Reef Ltd.*                                   1,000,000        380,654
Xavier Mines Ltd.*                                    856,000        734,736
                                                                   ----------
                                                                   9,272,991
                                                                   ----------
Finland 0.1%
Cultor OY                                               3,000        124,305
                                                                   ----------
France 6.1%
Assur General De France                                10,000        285,475
AXA                                                     4,000        222,163
Banque Nationale Paris                                  3,000        123,494
Bouygues                                                1,500        159,506
Castorama Dubois                                        1,950        316,221
Cetelem                                                 1,500        239,259
Credit Comm France                                     13,800        685,753
Eaux (Cie Generale) SA*                                 4,750        441,479
Eramet                                                  3,500        236,191
Imetal                                                  1,500        176,683
LaFarge Coppee SA                                       5,000        331,384
LVMH Moet Hennessy Louis Vuitton                        1,500        298,460
Pechiney International NV                              20,000        455,614
Peugot SA                                               2,500        325,658
SGS Thomson Micro*                                      4,665        215,120
Total SA                                               10,000        617,983
Usinor Sacilor*                                        25,000        373,203
                                                                   ----------
                                                                   5,503,646
                                                                   ----------
Germany 8.5%
Allianz AG Holdings                                       326        603,318
Altana AG                                                 550        319,817
Ava Allg Handels AG                                     1,000        379,369
Bankgesell Berlin                                         750        221,121
Bayer AG                                                1,250        332,481
CKAG Colonia Konzern AG                                   400        312,589
Commerzbank AG                                          2,000        462,916
Daimler-Benz AG                                         1,100        530,229
Degussa AG                                              1,000        321,824
Gildemeister AG*                                        2,500        283,284
Man AG                                                  1,500        434,783
Mannesmann AG                                           1,100        362,056
Merck KGAA*                                             4,250        177,536
Metallgesellschaft*                                     7,500        156,117
SGL Carbon AG*                                          3,000        196,718
Siemens AG                                              1,250        655,371
SKW Trostberg AG*                                      10,000        217,747
Springer Verlag AG                                      1,000        603,865
Veba AG                                                15,000        615,835
Volkswagen AG                                           1,250        393,844
                                                                   ----------
                                                                   7,580,820
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                    Value
                                                     Shares        (Note 1)
------------------------------------------------     ---------   ------------
Hong Kong 1.5%
Cathay Pacific Airways                                165,000     $   243,284
China Merchants China Direct                          375,000        177,031
China North Industries*                               265,000        231,875
Hong Kong Aircraft                                     76,000        195,610
SemiTech                                              137,500        215,186
Shanghai Lujiazhuie                                   370,000        262,700
                                                                   ----------
                                                                   1,325,686
                                                                   ----------
Ireland 1.2%
Dana Petroleum PLC*                                 5,000,000        691,700
Kish Resources PLC*                                 5,000,000        316,206
World Fluids PLC*                                   3,521,073         97,421
                                                                   ----------
                                                                   1,105,327
                                                                   ----------
Italy 0.9%
Danieli & Co.                                          35,000        190,809
Edison                                                 40,000        160,602
Fiat SPA                                               47,000        153,030
Italgas*                                              100,000        265,997
                                                                   ----------
                                                                     770,438
                                                                   ----------
Japan 10.3%
Anritsu Corp.                                          45,000        475,097
Eiwa Corp.                                             29,000        286,329
Keyence Corp.                                           5,000        615,866
Meitec Corp.                                           50,000        816,267
Misawa Homes Co. Ltd.                                  60,000        466,885
Mitsukoshi                                             80,000        634,244
MOS Food Services                                       6,000        150,154
Nice Nichiei Co.                                       90,000        301,774
Nintendo Co. Ltd.                                       6,000        441,077
Nippon Shinpan Co. Ltd.                               110,000        687,130
Prospect Japan Fund                                   100,000      1,000,000
Sumitomo Osaka Cement                                 120,000        484,481
Sumitomo Realty & Development Co. Ltd.                150,000        985,385
Tokio Marine & Fire Insurance Co. Ltd.                 75,000        769,832
Tokyo Nissan Auto Sales Co. Ltd.*                      45,000        274,940
Tokyo Tungsten Co. Ltd.                                87,000        850,481
                                                                   ----------
                                                                   9,239,942
                                                                   ----------
Korea 0.9%
CITC Frontier Fund*                                    20,000        356,000
Yellow Sea Investment Co.*                             45,000        472,500
                                                                   ----------
                                                                     828,500
                                                                   ----------
Malaysia 0.9%
Landmarks BHD                                         165,000        185,714
Tenaga Nasional BHD                                    55,000        207,792
UMW Holdings BHD                                      100,000        238,095
Wembley Industries Holdings*                          111,000        162,503
                                                                   ----------
                                                                     794,104
                                                                   ----------

Mexico 0.1%
Fundo Opcion S.A. de C.V.*                            115,000     $   125,249
                                                                   ----------
Netherlands 1.5%
Hunter Douglas NV                                       5,000        240,525
IHC Caland NV                                          15,000        423,057
International Nederlanden Group                         5,500        327,671
Ver Ned Uitgevers                                       2,500        349,379
                                                                   ----------
                                                                   1,340,632
                                                                   ----------
New Zealand 0.7%
Corporate Investments Ltd.                          2,275,000        510,595
Fernz Corp.                                            45,000        133,078
                                                                   ----------
                                                                     643,673
                                                                   ----------
Norway 0.2%
Pacific Basin Bulk Ship                                16,060        226,847
                                                                   ----------
Singapore 0.5%
Comfort Group                                         250,000        208,776
Jurong Shipyard                                        29,000        192,923
                                                                   ----------
                                                                     401,699
                                                                   ----------
Spain 1.5%
Asturiana de Zinc*                                     60,000        533,366
Banco Bilbao Vizcaya                                    4,000        122,240
Banco ESP De Credito*                                   2,279         15,404
Banco Santander SA                                      3,838        167,287
Empresa Nacionale Celulosas*                           25,000        457,785
                                                                   ----------
                                                                   1,296,082
                                                                   ----------
Sweden 1.1%
Autoliv AB                                              6,000        344,246
L.M. Ericsson Telephone Co.                            11,000        233,563
Lindex AB*                                             25,000        363,295
                                                                   ----------
                                                                     941,104
                                                                   ----------
Switzerland 1.2%
BBC Brown Boveri AG                                       180        208,808
Ciba Geigy AG                                             500        432,925
CS Holding                                              4,000        408,703
Von Roll AG*                                            2,750         60,557
                                                                   ----------
                                                                   1,110,993
                                                                   ----------
United Kingdom 14.6%
Alexon Group PLC*                                   1,180,000      1,156,680
Anglo Eastern Plantations                             150,000        282,213
Arcadian International PLC                            316,000        264,791
Ascot Holdings PLC*                                   200,000        648,221
Aviva Petrol Inc.*                                    400,000        281,423
Bakyrchik Gold PLC*                                    72,000        211,731

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
------------------------------------------------------------------------------

                                                                    Value
                                                     Shares        (Note 1)
------------------------------------------------     ---------   ------------
United Kingdom (cont'd)
Birse Group PLC*                                      500,000    $   122,530
British Biotech*                                       30,000        423,083
BTR PLC                                                75,000        398,419
Cedardata PLC                                         215,000        593,162
Celsis International*                                 232,372        462,907
DCS Group PLC                                         215,745        341,099
Euro Sales Finance                                    283,560        560,395
Exploration Co. of Louisiana, Inc.*                    50,000         27,273
Geest PLC                                              50,000        116,206
Grand Metropolitan PLC                                 45,000        311,621
Great Western Resources*                              394,737        115,457
Guangdong Development Fund Ltd.                       250,000        150,000
Hampden Group PLC                                     395,000        434,032
Hay (Norman) PLC                                      275,000        128,261
Hobson PLC                                            900,000        398,419
Lloyds Bank PLC                                        30,000        369,249
Medeva PLC                                             75,000        323,123
National Westminster Bank PLC                          50,000        499,209
Panther Securities PLC                                250,000        262,846
Premium Underwriting PLC*                              60,000        114,783
Prospect Industries PLC                             1,750,000        138,340
Sainsbury PLC                                          50,000        334,783
Simon Engineering PLC*                                311,111        408,256
Sims Food Group PLC                                   320,000        263,083
Upton & Southern Holdings PLC Cum Cv.                 115,207        169,395
Upton & Southern Holdings PLC*                      7,500,000        296,443
UTD Breweries PLC*                                 15,000,000        385,375
Vision Group PLC*                                     150,000        409,091
Waverley Mining Finance PLC*                        1,214,480      1,677,711
                                                                   ----------
                                                                  13,079,610
                                                                   ----------
Total Common Stocks (Cost $63,871,069)                            63,828,673
                                                                   ----------

EQUITY-RELATED SECURITIES 5.0%
Asahi Glass Co. Wts.*                                     340        114,750
Baltic Republics Fund Units*                            5,000        545,000
Best Denki Co. Wts.*                                      380        156,750
Casio Computer Co. Wts.*                                  500        200,000
Citizen Watch Co. Wts.*                                   760         57,000
Daido Steel Co. Wts.*                                     425         74,375
Dainichiseika Wts.*                                     1,050         33,295
Emtech Ltd. Units*                                  1,600,000      1,612,181
Godo Steel Wts.*                                          610         38,125
Gold Mines of Australia Ltd. Option*                  302,447         23,038
Guangdong Development Fund Ltd. Wts.*                  50,000          6,750
Hankyu Corp. Wts.*                                        425        138,125
Kuraray Co. Wts.*                                         550        165,000
Nippon Ceramic Co. Ltd. Wts*                            2,785        125,108
Nishio Rent All Co. Wts.*                                 320    $   152,000
Pacific Metals Co. Wts.*                                2,340        208,174
Panther Securities PLC Wts.*                           50,000          5,929
Prospect Japan Fund Wts.*                              20,000         62,500
Ryobi Wts.*                                               250        115,625
Showa Sangyo Co. Wts.*                                    900         78,750
SNT Corp. Wts.*                                           764         30,283
Sumitomo Light Metals Co. Wts.*                         6,750         95,129
Sumitomo Metal & Mining Co. Wts.*                         360            180
Takashimaya Co. Wts.*                                     905         90,500
Tobu Railway Co. Wts.*                                    950        178,125
Toyo Engineering Wts.*                                  1,370         85,625
Upton & Southern Holdings PLC Wts.*                   750,000          5,929
Von Roll AG Wts.*                                       2,750          7,267
Yamazen Corp. Wts.*                                     3,200         67,647
                                                                   ----------
Total Equity-Related Securities (Cost $6,044,646)                  4,473,160
                                                                   ----------

                                      Principal       Maturity
                                       Amount           Date
-------------------------------     --------------    ---------   -----------
CONVERTIBLE BONDS 6.5%
Lippo Treasury Ltd. Cv. Bond,
  1.25%                           $   220,000       12/31/2000        199,100
Mitsubishi Bank Cv. Bond, 3.50%     1,900,000        3/31/2004      1,776,500
Regal Hotels International Cv.
  Bond, 5.25%                         415,000       12/13/2008        331,751
S Megga International Cv. Bond,
  2.50%                               280,000        4/01/2002        231,000
Sino Land Co. Cv. Bond, 5.00%         440,000       10/21/2000        452,650
Tanayong Cv. Bond, 3.50%              300,000        3/01/2004        228,000
                                 Japanese Yen
Hankyu Corp. Cv. Bond, 1.25%       90,000,000        9/30/1998        879,808
HKR International Ltd. Cv.   Hong Kong Dollar
  Bond, 6.00%                       2,104,200        6/26/2000        224,866
                           Austrian Schilling
Lenzing AG Cv. Bond, 5.25%            800,000       12/30/2001         76,837
Hoi Sing Holdings Cv. Bond,       Swiss Franc
  1.50%                               350,000       12/31/1998        283,240
NEC Corp. Cv. Bond, 1.00%           1,100,000        3/31/1999      1,194,178
                                                                    ---------
Total Convertible Bonds (Cost $5,534,106)                           5,877,930
                                                                    ---------
Total Investments (Cost $75,449,821)--82.7%                        74,179,763
Cash and Other Assets, Less Liabilities--17.3%                     15,488,941
                                                                    ---------
Net Assets--100.0%                                                $89,668,704
                                                                    =========

* Nonincome-producing securities.
  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

Federal Income Tax Information:
At October 31, 1995, the net unrealized
  depreciation of investments based on
  cost for Federal income tax purposes
  of $75,499,467 was as follows:
Aggregate gross unrealized appreciation
  for all investments in which there is
  an excess of value over tax cost          $ 8,669,935
Aggregate gross unrealized depreciation
  for all investments in which there is
  an excess of tax cost over value           (9,989,639)
                                              ----------
                                            $(1,319,704)
                                              ==========

------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------
October 31, 1995

Assets
Investments, at value (Cost $75,449,821) (Note 1)             $74,179,763
Foreign currency, at value (Cost $12,607,433)                  12,064,011
Cash                                                            4,793,768
Receivable for securities sold                                    316,733
Receivable for fund shares sold                                   241,644
Dividends and interest receivable                                 121,144
Foreign Tax receivable                                             74,836
Receivable from investment manager (Note 3)                        54,510
Deferred organization costs and other assets (Note 1)              20,233
                                                                ----------
                                                               91,866,642
Liabilities
Payable for securities purchased                                1,519,389
Payable for fund shares redeemed                                  200,236
Accrued transfer agent and shareholder services (Note 2)          173,823
Accrued management fee (Note 2)                                    76,423
Accrued distribution fee (Note 5)                                  34,567
Accrued directors' fees (Note 2)                                   18,926
Other accrued expenses                                            174,574
                                                                ----------
                                                                2,197,938
                                                                ----------
Net Assets                                                    $89,668,704
                                                                ==========
Net Assets consist of:
 Accumulated net investment loss                              $  (221,450)
 Unrealized depreciation of investments and  foreign
  currency                                                     (1,818,168)
 Accumulated net realized loss on investments and
   foreign currency                                              (637,687)
 Shares of beneficial interest                                 92,346,009
                                                                ----------
                                                              $89,668,704
                                                                ==========
Net Asset Value and redemption price per share of Class A
  shares ($22,497,304 / 2,409,238 shares of beneficial
  interest)                                                         $9.34
                                                                ==========
Maximum Offering Price per share of Class A shares
  ($9.34 / .955)                                                    $9.78
                                                                ==========
Net Asset Value and offering price per share of Class B
  shares ($27,614,183 / 2,994,636 shares of beneficial
  interest)*                                                        $9.22
                                                                ==========
Net Asset Value, offering price and redemption price per
  share of Class C shares ($33,882,999 / 3,609,214 shares
  of beneficial interest)                                           $9.39
                                                                ==========
Net Asset Value and offering price per share of Class D
  shares ($5,674,218 / 615,728 shares of beneficial
  interest)*                                                        $9.22
                                                                ==========

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

-------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------
For the year ended October 31, 1995

Investment Income
Interest                                                           $     80,541
Dividends, net of foreign taxes of $113,990                             892,985
                                                                     -----------
                                                                        973,526
Expenses
Management fee (Note 2)                                                 830,476
Transfer agent and shareholder services (Note 2)                        579,528
Custodian fee                                                           281,995
Reports to shareholders                                                 102,629
Audit fee                                                                59,758
Registration fees                                                        56,816
Distribution fee--Class A (Note 5)                                       54,286
Distribution fees--Class B (Note 5)                                     233,787
Distribution fees--Class D (Note 5)                                      36,306
Amortization of organization costs (Note 1)                              17,467
Legal fees                                                               17,282
Directors' fees (Note 2)                                                 14,824
Miscellaneous                                                            11,798
                                                                     -----------
                                                                      2,296,952
Expenses borne by the investment manager (Note 3)                      (529,341)
                                                                     -----------
                                                                      1,767,611
                                                                     -----------
Net investment loss                                                    (794,085)
                                                                     -----------
Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency
Net realized loss on investments (Notes 1 and 4)                     (3,765,395)
Net realized gain on foreign currency (Note 1)                        3,324,162
                                                                     -----------
  Total net realized loss                                              (441,233)
                                                                     -----------
Net unrealized depreciation of investments                           (8,756,032)
Net unrealized depreciation of foreign currency                        (605,718)
                                                                     -----------
  Total net unrealized depreciation                                  (9,361,750)
                                                                     -----------
Net loss on investments and foreign currency                         (9,802,983)
                                                                     -----------
Net decrease in net assets resulting from operations               $(10,597,068)
                                                                     ===========

------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------

                                               Year ended October 31
                                           ---------------------------
                                               1995            1994
----------------------------------------    -----------   ------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                        $   (794,085)   $  (544,898)
Net realized gain (loss) on investments
  and foreign currency*                        (441,233)     4,742,053
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency                           (9,361,750)     4,880,123
                                              ---------      ----------
Net increase (decrease) resulting from
  operations                                (10,597,068)     9,077,278
                                              ---------      ----------
Dividend from net
  investment income-Class C                          --       (182,135)
                                              ---------      ----------
Distributions from net realized gains:
 Class A                                     (1,132,506)            --
 Class B                                     (1,086,016)            --
 Class C                                     (2,059,288)    (1,787,935)
 Class D                                       (138,131)            --
                                              ---------      ----------
                                             (4,415,941)    (1,787,935)
                                              ---------      ----------
Net increase from fund share
  transactions (Note 6)                       6,433,624     63,373,570
                                              ---------      ----------
Total increase (decrease) in net assets      (8,579,385)    70,480,778
Net Assets
Beginning of year                            98,248,089     27,767,311
                                              ---------      ----------
End of year (including accumulated net
  investment loss of $221,450 and
  $281,289, respectively                   $ 89,668,704    $98,248,089
                                             ==========     ==========
* Net realized gain (loss) for Federal
  income tax purposes (Note 1)             $   (588,041)   $ 4,512,616
                                              =========     ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
October 31, 1995

Note 1
State Street Research International Equity Fund (the "Fund"), formerly MetLife International Equity Fund, is a diversified series of State Street Research Portfolios, Inc. ("Portfolios"), formerly MetLife Portfolios, Inc., which was organized as a Maryland corporation in April, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in January, 1992. Portfolios consists presently of two separate funds: State Street Research International Equity Fund and State Street Research International Fixed Income Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Directors declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price. Each security traded primarily on non-domestic securities exchanges is generally valued at the preceding closing value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued at the mean between the last current bid and asked prices or by using the last available closing price. Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. All non-U.S. securities traded in the over-the-counter market are valued at the last sale quote or the last closing bid price, if there is no active trading in a particular security for a given day. Portfolio securities traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market. Securities for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Directors. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Portfolios.

D. Dividends
Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At October 31, 1995, the Fund had a capital loss carryforward of $588,041 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on October 31, 2003.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
NOTES (cont'd)
------------------------------------------------------------------------------

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

Note 2
The Fund and State Street Research Investment Services, Inc., the Fund's investment manager and principal underwriter (the "Investment Manager" and "Distributor"), a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Investment Manager receives monthly fees at an annual rate of 0.95% of the Fund's average daily net assets. The Investment Manager has entered into a Sub-Investment Management Agreement with GFM International Investors Limited (the "Sub-Investment Manager"), a substantially wholly-owned, indirect subsidiary of Metropolitan, pursuant to which the Sub-Investment Manager has assumed the overall responsibility for managing the investments of the Fund. During the year ended October 31, 1995, the Fund paid the Investment Manager $830,476 in management fees. The Fund has no responsibility for the payment of fees to the Sub-Investment Manager.

State Street Research Shareholder Services, a division of the Distributor, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $163,898.

The fees of the Directors not currently affiliated with the Investment Manager amounted to $14,824 during the year ended October 31, 1995.

Note 3
The Investment Manager or affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such assumed expenses was $529,341.

Note 4
For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $74,914,476 and $79,642,940, respectively.

Note 5
The Portfolios have adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $54,286, $233,787 and $36,306 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $29,729 and $168,621, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1995, and that MetLife Securities, Inc. earned commissions aggregating $278,018 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $81,190 and $2,446 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Note 6
The authorized capital stock of the Fund currently consists of 100,000,000 shares, $.01 par value per share. The Fund reserves the right to issue additional classes of shares.

Share transactions were as follows:


                                                             March 1, 1994
                                                            (Commencement of
                                                              Share Class
                                  Year ended                Designations) to
                               October 31, 1995             October 31, 1994
                           -------------------------   ------------------------
Class A                      Shares        Amount        Shares        Amount
 ------------------------  ----------    -----------    --------   ------------
Shares sold                 1,597,600   $ 15,459,854   2,513,950    $26,806,424
Issued upon reinvestment
of distribution from net
realized gains                112,688      1,095,324          --             --
Shares repurchased         (1,357,862)   (12,966,664)   (457,138)    (4,879,066)
                           ----------    -----------    --------   ------------
Net increase                  352,426   $  3,588,514   2,056,812    $21,927,358
                           ==========    ===========    ========   ============
Class B                      Shares        Amount        Shares        Amount
 ------------------------  ----------    -----------    --------   ------------
Shares sold                 1,891,639   $ 18,088,917   1,800,031    $19,220,723
Issued upon reinvestment
of distribution from
net realized gains            108,264      1,045,778          --             --
Shares repurchased           (734,821)    (6,927,600)    (70,477)      (754,050)
                           ----------    -----------    --------   ------------
Net increase                1,265,082   $ 12,207,095   1,729,554    $18,466,673
                           ==========    ===========    ========   ============

                                                                  Year ended
                                                          October 31, 1994
                                                    ---------------------------
Class C                  Shares         Amount         Shares         Amount
 --------------------  ----------    ------------    ----------   -------------
Shares sold             1,440,157    $ 13,962,911     3,082,343    $ 31,816,155
Issued upon
 reinvestment of:
 Distribution from
   net realized gains     207,652       2,026,671       187,082       1,772,926
 Dividends from net
   investment income           --              --        11,528         109,898
Shares repurchased     (3,000,375)    (29,391,886)   (1,223,806)    (12,796,604)
                       ----------    ------------    ----------   -------------
Net increase
  (decrease)           (1,352,566)   $(13,402,304)    2,057,147    $ 20,902,375
                       ==========    ============    ==========   =============

                                                          March 1, 1994
                                                        (Commencement of
                                                    Share Class Designations)
                                                       to October 31, 1994
                                                   -------------------------
Class D                   Shares       Amount        Shares        Amount
 ---------------------   --------    -----------    --------   -------------
Shares sold               555,007    $ 5,321,534    273,636      $ 2,922,952
Issued upon
reinvestment of
distribution from
net realized gains         13,592        131,305         --              --
Shares repurchased       (148,231)    (1,412,520)   (78,276)       (845,788)
                         --------    -----------    --------   -------------
Net increase              420,368    $ 4,040,319    195,360      $2,077,164
                         ========    ===========    ========   =============

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                                      Class A                             Class B
                                                          -------------------------------   ---------------------------------
                                                               Year ended                         Year ended
                                                          October 31, 1995***     1994**     October 31, 1995***      1994**
 -----------------------------------------------------    --------------------    -------    --------------------   ---------
Net asset value, beginning of year                               $10.98            $10.54           $10.93             $10.54
Net investment loss*                                               (.08)             (.04)            (.15)              (.06)
Net realized and unrealized gain (loss) on
investments                                                       (1.04)              .48            (1.04)               .45
Distributions from net realized gains                              (.52)               --             (.52)                --
                                                          --------------------    -------    --------------------   ---------
Net asset value, end of year                                      $9.34            $10.98            $9.22             $10.93
                                                          ====================    =======    ====================   =========
Total return                                                     (10.38)%+           4.17+++        (11.09)%+            3.70%+++

Net assets at end of year (000s)                                $22,497           $22,579          $27,614            $18,904
Ratio of operating expenses to average net assets*                 1.90%             1.90%++          2.65%              2.65%++
Ratio of net investment loss to average net assets*               (0.82)%           (0.87)%++        (1.54)%            (1.61)%++

Portfolio turnover rate                                          100.68%            80.60%          100.68%             80.60%
*Reflects voluntary assumption of fees or expenses
 per share in each year. (Note 3)                                  $.06              $.03             $.06               $.03

                                                                Class C                                     Class D
                                           --------------------------------------------------    -----------------------------
                                                                            January 22, 1992
                                              Year ended October 31          (Commencement          Year ended
                                           ---------------------------     of Operations) to        October 31,
                                           1995***      1994      1993      October 31, 1992          1995***         1994**
---------------------------------------    --------    ------    ------    ------------------     ----------------   ---------
Net asset value, beginning of year         $ 11.01    $  9.56   $  6.50         $  7.40               $ 10.93         $ 10.54
Net investment income (loss)*                 (.05)      (.07)     (.02)            .04                  (.15)           (.07)
Net realized and unrealized gain (loss)
on investments                               (1.05)      2.09      3.17            (.94)                (1.04)            .46
Dividends from net investment income            --       (.05)     (.04)             --                    --              --
Distributions from net realized gains         (.52)      (.52)     (.05)             --                  (.52)             --
                                           --------    ------    ------    ------------------     ----------------   ---------
Net asset value, end of year                 $9.39     $11.01     $9.56           $6.50                 $9.22          $10.93
                                           ========    ======    ======    ==================     ================   =========
Total return                                (10.16)%+   22.73%+   48.95%+        (12.16)%+++           (11.09)%+         3.70%+++

Net assets at end of year (000s)           $33,883    $54,631   $27,767         $10,418               $ 5,674         $ 2,134
Ratio of operating expenses to average
net assets*                                   1.65%      1.65%     1.65%           1.65%++               2.65%           2.65%++
Ratio of net investment income (loss)
to average net assets*                       (0.51)%    (0.75)%   (0.37)%          0.79%++              (1.55)%         (1.62)%++

Portfolio turnover rate                     100.68%     80.60%   116.12%          77.83%               100.68%          80.60%
*Reflects voluntary assumption of fees
 or expenses per share in each year.
 (Note 3)                                     $.06       $.05      $.08            $.10                  $.06            $.03

 **March 1, 1994 (commencement of share class designations) to October 31,
   1994.

***Per-share figures have been calculated using the average shares method.

 ++Annualized

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------

To the Board of Directors of State Street
Research Portfolios, Inc. and the Shareholders of
State Street Research International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of State Street Research International Equity Fund, formerly MetLife International Equity Fund, (a series of State Street Research Portfolios, Inc., formerly MetLife Portfolios, Inc.) as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the years in the four year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
December 15, 1995

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
Management's Discussion of Fund Performance
------------------------------------------------------------------------------

European stocks, which represented more than 40% of the portfolio, offered mixed results. In addition, the Fund was hurt by its position in mid-cap (medium-sized) stocks; the best performance was delivered by stocks of large, multinational corporations with exposure to the U.S. market.

Japanese stocks had disappointing performance. The Kobe earthquake in January derailed any market recovery, and domestic investors remained on the sideline.

Much of the Fund's position in Canada and Australia was invested in stocks of companies tied to mining and raw materials. These stocks offered excellent value and were expected to benefit from declining supply and increasing demand, driven by emerging market economies. At this point, the market has not recognized the potential for these stocks.

The Morgan Stanley EAFE Index is a commonly used indicator of international stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class includes periods prior to the adoption of class designations. Performance reflects up to a maximum 4.5% front-end or 5% contingent deferred sales charge. Performance prior to class designations in 1994 does not reflect annual 12b-1 fees of .25% for Class "A" shares and 1% for Class "B" and "D" shares, which will reduce subsequent performance. Performance results are increased by the investment manager's voluntary reduction of fees and expenses related to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

Comparison Of Change In Value Of A $10,000
Investment in International Equity Fund
And The Morgan Stanley EAFE Index

Class A Shares

    Average Annual Total Return
      1 Year          Life of Fund
   -14.41%/-14.95%    +8.55%/+7.52%

               International     Morgan Stanley
                Equity Fund        EAFE Index
                    9550             10000
10/31/92            8389              8845
10/31/93           12430             12158
10/31/94           15213             13385
10/31/95           13635             13335

Class B Shares

    Average Annual Total Return
      1 Year          Life of Fund
   -15.31%/-15.88%    +8.90%/+7.84%

               International     Morgan Stanley
                Equity Fund        EAFE Index
                  10000              10000
10/31/92           8784               8845
10/31/93          13015              12158
10/31/94          15858              13385
10/31/95          13798              13335

Class C Shares

    Average Annual Total Return
      1 Year          Life of Fund
   -10.16%/-10.72%   +10.03%/+8.98%

               International     Morgan Stanley
                Equity Fund        EAFE Index
                   10000             10000
10/31/92            8784              8845
10/31/93           13015             12158
10/31/94           15974             13385
10/31/95           14351             13335

Class D Shares

    Average Annual Total Return
      1 Year          Life of Fund
   -11.94%/-12.50%    +9.52%/+8.58%

               International     Morgan Stanley
                Equity Fund        EAFE Index

                  10000              10000
10/31/92           8784               8845
10/31/93          13015              12158
10/31/94          15858              13385
10/31/95          14098              13335

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND DIRECTORS OF STATE STREET RESEARCH PORTFOLIOS,
INC.
------------------------------------------------------------------------------

Fund Information

State Street Research
International Equity Fund
One Madison Avenue
New York, NY 10010

Investment Manager
and Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Sub-Investment Manager
GFM International
Investors Limited
5 Upper St. Martins Lane
London, WC2H 9EA
England

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Sullivan & Worcester
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

Officers

Jeffrey J. Hodgman
President and
Chief Executive Officer

Gary Lineberry
Vice President

Albert Rosenthal
Vice President and
Chief Operating Officer

Elliot Reiter
Treasurer

Ronald Zito
Controller

Christopher P. Nicholas
Secretary

Directors

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Jeffrey J. Hodgman, Chairman
Senior Vice President,
Metropolitan Life Insurance
Company

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive Vice
President, Chief Operating
Officer and Director,
Hewlett-Packard Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

John H. Tweedie
Senior Vice President,
Metropolitan Life Insurance
Company

[back cover]

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[State Street logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2852-951222(0197)SSR-LD

Cover Illustration by Dorothy Cullinan

IE-905D-1295

[Front cover]

[State Street Research logo]

State Street Research
International Fixed Income Fund

Annual Report
October 31, 1995

[Graphic - man carrying opened umbrella and briefcase leaping over globe of the world]

What's Inside

From the President:
The markets reward
investors

Portfolio Manager's Review:
A strong year for international bonds

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Back cover]

State Street Research Investment Services
One Financial Center
Boston, MA 02111

[Indicia]
Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408

[logo-State Street Research]

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2853-951222(0197)SSR-LD

Cover Illustration by Dorothy Cullinan

IF-108E-1295


From the President


To Our Shareholders:


The markets continue to reward investors. U.S. stocks, U.S. bonds and overseas bonds have all enjoyed stellar returns over the past year. The one laggard has been international stocks.



For the twelve months ended October 31, 1995, the Standard & Poor's 500 Index, a common measure of U.S. stock market performance, provided a total return of +26.41%.(1) The Merrill Lynch Government Master Index, an indicator of U.S. bond market performance, provided a gain of +15.41% over the same time period--a very strong return for bonds.(1) International bonds, as measured by the Salomon Brothers Non-U.S. Dollar World Bond Index, gained +15.19%.(1)



The benefits of long-term investing



The past 12 months clearly demonstrated the benefits of investing for the long term. In the U.S., 1994 was a difficult year, with the stock and bond markets dropping sharply. Overseas bonds markets offered very moderate performance in 1994. However, in the past year, U.S. and international bonds delivered vastly improved performance. Patient investors were able to enjoy the benefits of a much more positive year.



Have you reviewed your portfolio?


The new year can be a good time to review your portfolio with your investment representative--especially after a year of such strong market performance. Are you fully diversified? Diversification can be a successful way to reduce the risk in your investment portfolio. Did your asset allocation change because of 1995's market performance? Your investment representative can help you answer these important questions.

Thank you for investing with State Street Research.

Sincerely,

[Signature of Jeffrey J. Hodgman]


Jeffrey J. Hodgman
President and Chief Executive Officer


November 30, 1995


(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Merrill Lynch Government Master Index is a commonly used index of U.S. bond market performance. The Salomon Brothers Non-U.S. Dollar World Bond Index is a commonly used measure of overseas bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+13.53% for Class B shares; +14.51% for
Class C shares; +13.49% for Class D shares.

(3)All returns represent past
performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(4)Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class includes periods prior to the adoption of class designations. Performance reflects up to a maximum 4.5% front-end or 5% contingent deferred sales charge. Performance prior to class designations in 1994 does not reflect annual 12b-1 fees of .25% for Class "A" shares and 1% for Class "B" and "D" shares, which will reduce subsequent performance.



Fund Information (all data are for periods ended October 31, 1995, except where otherwise noted)



SEC Yield
(as of October 31, 1995)

----------------         -----------
Class A                  2.99%/2.70%
----------------         -----------
Class B                  2.41%/2.11%
----------------         -----------
Class C                  3.37%/3.07%
----------------         -----------
Class D                  2.41%/2.11%
----------------         -----------

SEC yield is calculated according to Securities and Exchange Commission requirements and is based on the net investment income produced for the 30 days ended October 31, 1995.



SEC Average Annual Compound Rates of
Return for periods ended 9/30/95
(at maximum applicable sales charge)3,4

                Life of Fund
               (since 1/22/92)          1 Year
--------        ---------------     ----------------
Class A          +8.54%/+7.94%      +11.50%/+10.54%
--------        -------------       ---------------
Class B          +8.93%/+8.29%      +11.01%/+9.98%
--------        -------------       ---------------
Class C         +10.02%/+9.38%      +17.01%/+15.98%
--------        -------------       ---------------
Class D          +9.52%/+8.92%      +14.70%/+13.69%

Performance results for the Fund are increased by the investment manager's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.



Average Annual Compound Rates of
Return for periods ended 10/31/95
(at maximum applicable sales charge)3,4

                Life of Fund
               (since 1/22/92)         1 Year
--------        ---------------     ---------------
Class A          +8.66%/+8.06%       +9.12%/+8.11%
--------        -------------       ---------------
Class B          +9.03%/+8.37%       +8.53%/+7.48%
--------        -------------       ---------------
Class C         +10.11%/+9.47%      +14.51%/+13.45%
--------        -------------       ---------------
Class D          +9.66%/+9.05%      +12.49%/+11.44%

Cumulative Total Returns for periods
ended 10/31/95
(do not reflect sales charge)3

                 Life of Fund
                (since 1/22/92)         1 Year
--------        ---------------     ---------------
Class A         +43.33%/+40.35%     +14.26%/+13.20%
--------        ---------------     ---------------
Class B         +41.61%/+38.49%     +13.53%/+12.48%
--------        ---------------     ---------------
Class C         +43.91%/+40.74%     +14.51%/+13.45%
--------        ---------------     ---------------
Class D         +41.67%/+38.72%     +13.49%/+12.44%

Portfolio Managers' Review

International Fixed Income Fund's portfolio manager is GFM International Investors Limited, a London-based money manager and indirect subsidiary of MetLife.

Strong overseas bond markets helped International Fixed Income Fund to very attractive returns over the past 12 months. For the 12 months ended October 31, 1995, Class A shares of the Fund provided a total return of +14.26% (does not reflect sales charge).(2) The Fund solidly outperformed its peer group--Lipper Analytical Services' World Income category provided an average total return of +11.52% over the same time period (does not reflect sales charge).

Slowing economies helped the Fund

Late in 1994, the portfolio was heavily positioned in European bonds. As expected, Europe's economy slowed, resulting in lower interest rates and a rally in the bond market. The Fund benefited significantly. After extremely strong performance in the first three months of 1995, the Fund added to its cash level as a defensive measure to lock in some price gains and protect the Fund from any subsequent bond market declines.

Strong bond market in Japan

In the first six months of 1995, the Japanese bond market soared, prodded by the slow economy, interest rate cuts and a strengthening yen. More than 20% of the portfolio was denominated in Japanese currency, which helped International Fixed Income Fund's performance.

Exchange rates

The Fund's performance is also linked to the strength of the U.S. dollar relative to other world currencies. In the past 12 months, GFM did not "hedge" the portfolio to protect it from changes in foreign currency. International Fixed Income Fund benefited from a weakening U.S. dollar earlier in the year. However, over the most recent few months, the U.S. dollar strengthened--which cut into the Fund's returns. Overall, GFM's long-term outlook is for a weaker dollar.

Outlook

In Europe and Japan, GFM believes interest rates may have reached their low points. Rates could move lower in the short term, but indications are that the long-term move will be to stable or increasing rates. As a result, the Fund is maintaining a somewhat defensive strategy, holding a cash position of 25% on October 31, 1995. The portfolio is currently focused on bonds issued by the major European markets, including Germany and France.



[Pie Chart]


Asset Allocation
(as of October 31, 1995, by percentage of net assets)

Bonds 75%

Cash and currency 25%

[End Pie Chart]

[Pie Chart}

Currency Allocation
(as of October 31, 1995, by percentage of net assets)

European currencies           74%
  German deutsche mark        24%
  French franc                20%
  Belgian franc                5%
  Dutch guilder                5%
  Danish krone                 4%
  Danish krone                 4%
  Italian lira                 4%
  Spanish peseta               4%
  British pound                3%
  Other                        5%

Japanese yen                  20%

Other                          6%

Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the currencies shown.

[End of Pie Chart]

 This is for chart only

Investment Portfolio
October 31, 1995

                                   Principal        Maturity        Value
                                    Amount            Date        (Note 1)
---------------------------    -----------------    ---------   ------------
Fixed Income Securities 75.1%
Austria 3.6%                      Japanese Yen
Republic of Austria, 5.00%         100,000,000         1/22/2001   $ 1,115,646
                                                                   ----------
Belgium 2.8%                     Belgian Franc
Kingdom of Belgium, 7.50%           25,000,000         7/29/2008       868,607
                                                                   ----------
Denmark 1.9%                      Danish Krone
Kingdom of Denmark, 9.00%            3,000,000        11/15/2000       594,839
                                                                   ----------
France 21.3%                      French Franc
Government of France, 8.50%          4,500,000        11/25/2002       996,145
Government of France, 6.75%          6,500,000        10/25/2003     1,299,840
Government of France, 6.75%          6,000,000        10/25/2004     1,188,933
Government of France, 8.50%          3,500,000        10/25/2008       776,497

Credit Foncier de France,        Deutsche Mark
  7.25%                              1,500,000         2/24/2003     1,085,891

Credit Local de France,           Japanese Yen
  6.00%                            100,000,000        10/31/2001     1,169,412
                                                                   ----------
                                                                     6,516,718
                                                                   ----------
Germany 15.1%
Federal Republic of              Deutsche Mark
  Germany, 6.50%                     1,500,000         7/15/2003     1,076,620
KFW International Finance,
  6.25%                              2,000,000        10/15/2003     1,403,481
LKB Baden Wurttemb, 6.625%           1,500,000         8/20/2003     1,080,030
Sudwest Landesbank, 6.75%            1,500,000         8/26/2003     1,075,021
                                                                   ----------
                                                                     4,635,152
                                                                   ----------
Italy 3.8%                        Italian Lira
Republic of Italy, 12.00%        1,800,000,000         9/01/2002     1,160,402
                                                                   ----------
Japan 2.1%
Japan Development Bank,          Japanese Yen
  6.50%                            23,000,000          9/20/2001       275,991

Tokyo Electric Power Co.       Pound Sterling
  Inc., 11.00%                        200,000          6/05/2001       356,719
                                                                   ----------
                                                                       632,710
                                                                   ----------
Netherlands 4.5%
Government of Netherlands,            Guilder
  7.75%                             2,000,000          3/01/2005   $ 1,379,769
                                                                   ----------
Spain 3.8%
Government of Spain,           Spanish Peseta
10.50%                            145,000,000         10/30/2003     1,166,962
                                                                   ----------
United Kingdom 1.2%            Pound Sterling
British Gas PLC, 10.875%              200,000          3/26/2001       351,779
                                                                   ----------
Supranational 15.0%
European Investment Bank,        Japanese Yen
  6.625%                          100,000,000          3/15/2000     1,176,133
Inter-American Development
  Bank, 6.75%                     100,000,000          2/20/2001     1,199,961
International Bank for
  Reconstruction &
  Development, 4.50%              100,000,000          6/20/2000     1,098,539

European Economic               Deutsche Mark
  Community, 6.50%                  1,500,000          3/10/2000     1,105,605
                                                                   ----------
                                                                     4,580,238
                                                                   ----------
Total Fixed Income Securities and Investments
  (Cost $19,867,007)--75.1%                                         23,002,822
Cash and Other Assets, Less Liabilities--24.9%                       7,643,635
                                                                   ----------
Net Assets--100.0%                                                 $30,646,457
                                                                   ==========
Federal Income Tax Information:
At October 31, 1995, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $19,867,007 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost               $ 3,240,724
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value                  (104,909)
                                                                   ----------
                                                                   $ 3,135,815
                                                                   ==========

The principal amount of each security is stated in the currency in which the security is denominated.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
October 31, 1995

 Assets
Investments, at value (Cost $19,867,007) (Note 1)     $23,002,822
Foreign currency, at value (Cost $5,537,197)            5,765,716
Cash                                                    1,320,116
Interest receivable                                       609,316
Receivable for fund shares sold                            26,375
Receivable from investment manager (Note 3)                 7,543
Foreign tax receivable                                      5,305
Deferred organization costs and other assets (Note 1)      39,715
                                                        ----------
                                                       30,776,908
Liabilities
Accrued directors' fees (Note 2)                           21,377
Accrued management fee (Note 2)                            19,255
Payable for fund shares redeemed                            5,205
Accrued distribution fee (Note 5)                           3,789
Other accrued expenses                                     80,825
                                                        ----------
                                                          130,451
                                                        ----------
Net Assets                                            $30,646,457
                                                        ==========
Net Assets consist of:
 Undistributed net investment income                   $  696,597
 Unrealized appreciation of investments
   and foreign currency                                 3,348,189
 Accumulated net realized gain on investments
   and foreign currency                                   197,020
 Shares of beneficial interest                         26,404,651
                                                        ----------
                                                      $30,646,457
                                                        ==========
Net Asset Value and redemption price per share of
  Class A shares ($2,106,392 / 239,305 shares of
  beneficial interest)                                      $8.80
                                                        ==========
Maximum Offering Price per share of Class A shares
  ($8.80 / .955)                                            $9.21
                                                        ==========
Net Asset Value and offering price per share of
  Class B shares ($2,851,041 / 324,973 shares of
  beneficial interest)*                                     $8.77
                                                        ==========
Net Asset Value, offering price and redemption
  price per share of Class C shares ($24,516,118 /
  2,781,432 shares of beneficial interest)                  $8.81
                                                        ==========
Net Asset Value and offering price per share of
  Class D shares ($1,172,906 / 133,659 shares of
  beneficial interest)*                                     $8.78
                                                        ==========

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $15,189              $1,853,452
Expenses
Management fee (Note 2)                                   210,657
Custodian fee                                             137,628
Registration fees                                          59,512
Audit fee                                                  46,319
Transfer agent and shareholder services (Note 2)           36,577
Reports to shareholders                                    22,572
Directors' fees (Note 2)                                   20,698
Amortization of organization costs (Note 1)                17,250
Legal fees                                                  6,409
Distribution fee--Class A (Note 5)                          3,502
Distribution fees--Class B (Note 5)                        19,980
Distribution fees--Class D (Note 5)                         7,326
Miscellaneous                                               9,555
                                                         ---------
                                                          597,985
Expenses borne by the investment manager (Note 3)        (149,825)
                                                         ---------
                                                          448,160
                                                         ---------
Net investment income                                   1,405,292
                                                         ---------
Realized and Unrealized Gain on Investments and
  Foreign Currency
Net realized gain on investments (Notes 1 and 4)           28,314
Net realized gain on foreign currency (Note 1)            656,681
                                                         ---------
 Total net realized gain                                  684,995
                                                         ---------
Net unrealized appreciation of investments              1,441,341
Net unrealized appreciation of foreign currency           127,582
                                                         ---------
 Total net unrealized appreciation                      1,568,923
                                                         ---------
Net gain on investments and foreign currency            2,253,918
                                                         ---------
Net increase in net assets resulting from
  operations                                           $3,659,210
                                                         =========

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                           Year ended October 31
                                         --------------------------
                                            1995           1994
-------------------------------------     ----------   ------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                   $ 1,405,292    $ 1,409,678
Net realized gain on investments and
  foreign currency*                         684,995        505,691
Net unrealized appreciation
  (depreciation) of investments
  and foreign currency                    1,568,923        (43,817)
                                           --------      ----------
Net increase resulting from
  operations                              3,659,210      1,871,552
                                           --------      ----------
Dividends from net investment income:
 Class A                                    (88,114)       (26,264)
 Class B                                   (113,623)       (31,489)
 Class C                                 (1,691,435)    (1,451,541)
 Class D                                    (41,936)       (14,910)
                                           --------      ----------
                                         (1,935,108)    (1,524,204)
                                           --------      ----------
Distributions from net realized
  gains:
 Class A                                     (5,975)          --
 Class B                                     (8,086)          --
 Class C                                   (123,136)       (90,111)
 Class D                                     (2,986)          --
                                           --------      ----------
                                           (140,183)       (90,111)
                                           --------      ----------
Net increase from fund share
  transactions (Note 6)                   2,690,071      1,150,573
                                           --------      ----------
Total increase in net assets              4,273,990      1,407,810
Net Assets
Beginning of year                        26,372,467     24,964,657
                                           --------      ----------
End of year (including undistributed
  net investment income of $696,597
  and $738,734, respectively)           $30,646,457    $26,372,467
                                           ========      ==========
*Net realized gain for Federal
  income tax purposes (Note 1)          $  197,316     $   139,887
                                           ========      ==========

Notes to Financial Statements
October 31, 1995

Note 1

State Street Research International Fixed Income Fund (the "Fund"), formerly MetLife International Fixed Income Fund, is a diversified series of State Street Research Portfolios, Inc. ("Portfolios"), formerly MetLife Portfolios, Inc., which was organized as a Maryland corporation in April, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in January, 1992. Portfolios consists presently of two separate funds: State Street Research International Fixed Income Fund and State Street Research International Equity Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Directors declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation


Securities traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price. Each security traded primarily on non-domestic securities exchanges is generally valued at the preceding closing value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued at the mean between the last current bid and asked prices or by using the last available closing price. Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. All non-U.S. securities traded in the over-the-counter market are valued at the last sale quote or the last closing bid price, if there is no active trading in a particular security for a given day. Portfolio securities traded both in the


The accompanying notes are an integral part of the financial statements.

over-the-counter market and on a securities exchange are valued according to the broadest and most representative market. Securities for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Directors. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Investment income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Portfolios.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

Note 2


The Fund and State Street Research Investment Services, Inc., the Fund's investment manager and principal underwriter (the "Investment Manager" and "Distributor"), a wholly owned indirect subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Investment Manager receives monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. The Investment Manager has entered into a Sub-Investment Management Agreement with GFM International Investors Limited (the "Sub-Investment Manager"), a substantially wholly owned, indirect subsidiary of Metropolitan, pursuant to which the Sub-Investment Manager has assumed the overall responsibility for managing the investments of the Fund. During the year ended October 31, 1995, the Fund paid the Investment Manager $210,657 in management fees. The Fund has no responsibility for the payment of fees to the Sub-Investment Manager.


State Street Research Shareholder Services, a division of the Distributor, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $18,284.

The fees of the Directors not currently affiliated with the Investment Manager amounted to $20,698 during the year ended October 31, 1995.

Note 3

The Investment Manager or affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such assumed expenses was $149,825.

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $5,570,579 and $9,379,254, respectively.

Note 5


The Portfolios have adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $3,502, $19,980 and $7,326 for Class A, Class B and Class D, respectively.



The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $3,148 and $15,206, respectively on sales of Class A shares of the Fund during the year ended October 31, 1995, and that MetLife Securities, Inc. earned commissions aggregating $15,741 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $3,822 and $430 on redemptions of Class B and Class D, respectively, during the same period.

Note 6

The authorized capital stock of the Fund currently consists of 100,000,000 shares, $.01 par value per share. The Fund reserves the right to issue additional classes of shares. At October 31, 1995, Metropolitan owned 62,933 Class A shares, 62,933 Class B shares, 2,539,382 Class C shares and 62,933 Class D shares of the Fund.

Share transactions were as follows:

                                                                      March 1, 1994
                                                                    (Commencement of
                                                                Share Class Designations)
                                             Year ended                    to
                                          October 31, 1995          October 31, 1994
                                         --------------------   -------------------------
Class A                                 Shares      Amount       Shares        Amount
------------------------------------     -------    ---------    --------   -------------
Shares sold                            154,393   $1,349,055      143,778     $ 1,152,383
Issued upon reinvestment of:
   Distribution from net realized
  gains                                    737        5,712           --              --
 Dividends from net investment
  income                                 5,748       47,607        1,077           8,636
Shares repurchased                     (51,420)    (442,983)     (15,008)       (119,770)
                                          -----      -------      ------      -----------
Net increase                           109,458   $  959,391      129,847     $ 1,041,249
                                          =====      =======      ======      ===========
Class B                                  Shares     Amount       Shares      Amount
------------------------------------      -----      -------      ------      -----------
Shares sold                            189,985   $1,645,022      180,601     $ 1,449,373
Issued upon reinvestment of:
   Distribution from net realized
  gains                                    931        7,205           --              --
 Dividends from net investment
  income                                 6,879       57,359        1,683          13,466
Shares repurchased                     (46,537)    (393,423)      (8,569)        (70,408)
                                          -----      -------      ------      -----------
Net increase                           151,258   $1,316,163      173,715     $ 1,392,431
                                          =====      =======      ======      ===========
                                                                        Year ended
                                                                     October 31, 1994
                                                                  -----------------------
Class C                                  Shares     Amount       Shares      Amount
------------------------------------      -----      -------      ------      -----------
Shares sold                             34,745   $  311,510      101,016     $   817,898
Issued upon reinvestment of:
   Distributions from net realized
  gains                                 15,646      121,415       11,332          90,111
 Dividends from net investment
  income                                16,717      137,775       17,188         139,150
Shares repurchased                     (88,669)    (760,263)    (354,407)     (2,846,802)
                                          -----      -------      ------      -----------
Net decrease                           (21,561)  $ (189,563)    (224,871)    $(1,799,643)
                                          =====      =======      ======      ===========
                                                                       March 1, 1994
                                                                     (Commencement of
                                                                 Share Class
                                                                     Designations) to
                                                                     October 31, 1994
                                                                  -----------------------
Class D                                  Shares     Amount       Shares      Amount
------------------------------------      -----      -------      ------      -----------
Shares sold                             73,243   $  639,413       64,589     $   516,298
Issued upon reinvestment of:
   Distribution from net realized
  gains                                    385        2,985           --              --
 Dividends from net investment
  income                                   894        7,531           30             238
Shares repurchased                      (5,482)     (45,849)          --              --
                                          -----      -------      ------      -----------
Net increase                            69,040   $  604,080       64,619     $   516,536
                                          =====      =======      ======      ===========

Financial Highlights


For a share outstanding throughout each year:

                                                             Class A                       Class B
                                                     -------------------------   ---------------------------
                                                       Year ended                   Year ended
                                                      October 31,                  October 31,
                                                        1995***       1994**         1995***        1994**
------------------------------------------------     ---------------    ------    ---------------   --------
Net asset value, beginning of year                       $ 8.31        $ 7.99         $ 8.28         $ 7.99
Net investment income*                                      .40           .30            .34            .27
Net realized and unrealized gain on investments             .72           .27            .72            .26
Dividends from net investment income                       (.59)         (.25)          (.53)          (.24)
Distributions from net realized gains                      (.04)           --           (.04)            --
                                                      -------------      ----      -------------      ------
Net asset value, end of year                             $ 8.80        $ 8.31         $ 8.77         $ 8.28
                                                      =============      ====      =============      ======
Total return                                              14.26%+        7.33%+++      13.53%+         6.73%+++
Net assets at end of year (000s)                         $2,106        $1,079         $2,851         $1,439
Ratio of operating expenses to average net
  assets*                                                  1.74%         1.69%++        2.49%          2.43%++
Ratio of net investment income to average net
  assets*                                                  4.71%         5.79%++        3.94%          5.06%++
Portfolio turnover rate                                   23.31%        38.84%         23.31%         38.84%
*Reflects voluntary assumption of fees or
  expenses per share in each year (Note 3).              $  .06        $  .01         $  .06         $  .02

                                                          Class C                            Class D
                                         ------------------------------------------    --------------------
                                                                  January 22, 1992
                                                                    (Commencement
                                         Year ended October 31    of Operations) to    Year ended
                                          ---------------------
                                                                                      October 31,
                                      1995***    1994     1993    October 31, 1992      1995***     1994**
-------------------------------------     ----    ----    ----    -----------------   -----------     -----
Net asset value, beginning of year     $  8.32 $  8.24 $  7.85        $  7.40            $ 8.29      $ 7.99
Net investment income*                     .44     .14     .41            .32               .34         .27
Net realized and unrealized gain on
  investments                              .70     .46     .34            .13               .72         .26
Dividends from net investment income      (.61)   (.49)   (.36)            --              (.53)       (.23)
Distributions from net realized gains     (.04)   (.03)     --             --              (.04)         --
                                          ---      ---     ---     ---------------       ---------    ----
Net asset value, end of year           $  8.81 $  8.32 $  8.24        $  7.85            $ 8.78      $ 8.29
                                          ===      ===     ===     ===============       =========    ====
Total return                             14.51%+  7.72%+  9.98%+         6.08%+++         13.49%+      6.81%+++
Net assets at end of year (000s)       $24,516 $23,319 $24,965        $22,299            $1,173      $  536
Ratio of operating expenses to
  average net assets*                     1.49%   1.47%   1.50%          1.50%++           2.49%       2.45%++
Ratio of net investment income to
  average net assets*                     5.14%   5.62%   5.48%          5.63%++           3.94%       4.98%++
Portfolio turnover rate                  23.31%  38.84%  20.44%         56.31%            23.31%      38.84%
*Reflects voluntary assumption of
  fees or expenses per share in each
  year (Note 3).                       $   .06 $   .03 $   .03        $   .04            $  .06      $  .01


**  March 1, 1994 (commencement of share class designations) to October 31,
    1994.
*** Per-share figures have been calculated using the average shares method.
++  Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Independent Auditors' Report

To the Board of Directors of State Street
Research Portfolios, Inc. and the Shareholders of
State Street Research International Fixed Income Fund


  We have audited the accompanying statement of assets and lia-bilities, including the investment portfolio, of State Street Research International Fixed Income Fund, formerly MetLife International Fixed Income Fund, (a series of State Street Research Portfolios, Inc., formerly MetLife Portfolios, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the years in the four year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.


  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of State Street Research International Fixed Income Fund (a series of State Street Research Portfolios, Inc.) at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Boston, Massachusetts
December 15, 1995

Management's Discussion of Fund Performance



Late in 1994, the portfolio was heavily positioned in European bonds. Lower European interest rates and a rallying bond market benefited the Fund significantly. After strong performance in the first three months of 1995, the Fund added to its cash level as a defensive measure.



In the first six months of 1995, the Japanese bond market benefited from a slow economy, interest rate cuts and a strengthening yen. This helped the Fund, which had more than 20% of its portfolio denominated in Japanese currency.



The Fund's performance was also linked to the strength of the U.S. dollar relative to other world currencies. In the past 12 months, GFM did not "hedge" the portfolio to protect it from changes in foreign currency. As a result, the Fund benefited from a weakening U.S. dollar earlier in the year. However, over the most recent few months, the U.S. dollar strengthened--which cut into the Fund's returns.



The Salomon Brothers Non-U.S. Dollar World Bond Index is a commonly used measure of overseas bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class includes periods prior to the adoption of class designations. Performance reflects up to a maximum 4.5% front-end or 5% contingent deferred sales charge. Performance prior to class designations in 1994 does not reflect annual 12b-1 fees of .25% for Class "A" shares and 1% for Class "B" and "D" shares, which will reduce subsequent performance. Performance results are increased by the investment manager's voluntary reduction of fees and expenses related to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization.



Comparison Of Change In Value Of A $10,000
Investment in International Fixed Income Fund
And The Salomon Brothers Non-U.S. Dollar World
Bond Index



 This is for charts only


[Line Chart for Class A Shares]

  Class A Shares


1/92     9550     10000
10/92    10131    10990
10/93    11142    12222
10/94    11979    13299
10/95    13688    15319


[End Line Chart for Class A Shares


[Line Chart for Class B Shares]


 Class B Shares


***[NEED PLOT POINTS FROM CUSTOMER]***


  Average Annual Total Return
   1 Year          Life of Fund
+8.53%/+7.48%      +9.03%/+8.37%

[End Line Chart for Class B Shares

[Line Chart for Class C Shares]


  Class C Shares


1/92     10000    10000
10/92    10608    10990
10/93    11667    12222
10/94    12567    13299
10/95    14391    15319

  Average Annual Total Return
   1 Year          Life of Fund
+14.51%/+13.45%      +10.11%/+9.47%

[End Line Chart for Class C Shares

[Line Chart for Class D Shares]

1/92  10000 10000
10/92 10608 10990
10/93 11667 12222
10/94 12483 13299
10/95 14167 15319



Class D Shares

  Average Annual Total Return
   1 Year          Life of Fund
+12.49%/+11.44%      +9.66%/+9.05%

[End Line Chart for Class D Shares]

International Fixed Income Fund

Salomon Brothers Non-U.S. Dollar World Bond Index

Fund Information, Officers and Directors of State Street Research Portfolios,
Inc.

Fund Information

State Street Research
International Fixed
Income Fund
One Madison Avenue
New York, NY 10010

Investment Manager
and Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Sub-Investment Manager
GFM International
Investors Limited
5 Upper St. Martins Lane
London, WC2H 9EA
England

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Sullivan & Worcester
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

Officers

Jeffrey J. Hodgman
President and
Chief Executive Officer

Gary Lineberry
Vice President

Albert Rosenthal
Vice President and Chief
Operating Officer

Elliot Reiter
Treasurer

Ronald Zito
Controller

Christopher P. Nicholas
Secretary

Directors

Steve A. Garban
Retired; formerly Senior Vice President for Finance and
Operations and Treasurer, The Pennsylvania State University
Jeffrey J. Hodgman, Chairman
Senior Vice President,
Metropolitan Life Insurance
Company

Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial Officer, St. Regis
Corp.

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts Institute of Technology

John H. Tweedie
Senior Vice President,
Metropolitan Life Insurance
Company